UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 12, 2004
                Date of Report (Date of earliest event reported)


                               ZymoGenetics, Inc.
             (Exact name of registrant as specified in its charter)

   Washington                    0-33489                       91-1144498
(State or other           (Commission File Number)       (IRS Employer
 Jurisdiction                                             Identification Number)
 of Incorporation)

          1201 Eastlake Avenue East
             Seattle, Washington                           98102-3702
   (Address of principal executive offices)                (Zip Code)

                                  206-442-6600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits.

(c) Exhibits.

Exhibit 99.1 - Press Release dated February 12, 2004 of ZymoGenetics, Inc.

Item 12. Results of Operations and Financial Condition

     On February 12, 2004, the Registrant issued a press release announcing its results of operations and financial condition for the three and twelve months ended December 31, 2003. The full text of the press release is set forth in
Exhibit 99.1 attached hereto. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

     The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZYMOGENETICS, INC.

Date: February 26, 2004           By: /s/ JAMES A. JOHNSON
                                      --------------------------------
                                      Name:  James A. Johnson
                                      Title: Senior Vice President, and
                                              Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit     Document Description
Number
-------     --------------------
99.1        Press release dated February 12, 2004 of ZymoGenetics, Inc.